UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2020

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2020, the Board of Directors (the “Board”) of Iovance Biotherapeutics, Inc. (the “Company”) adopted the Iovance Biotherapeutics, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”) following approval of the ESPP by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders held on June 8, 2020 (the “Annual Meeting”), as set forth in Item 5.07 below.

A detailed description of the terms of the ESPP is contained in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 27, 2020 for the Annual Meeting (the “Proxy Statement”), under the caption “Proposal No. 5 – Approval of our 2020 Employee Stock Purchase Plan,” and is incorporated herein by reference. This description is qualified in its entirety by the terms and conditions of the ESPP, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Additionally, effective as of June 8, 2020, the Company adopted an amendment to its 2018 Equity Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 6,000,000 shares to 14,000,000 shares (the “2018 Plan Amendment”), following approval of the 2018 Plan Amendment by the Company’s stockholders at the Annual Meeting, as set forth in Item 5.07 below.

A detailed description of the 2018 Equity Incentive Plan, as amended (the “2018 Plan”) is contained in the Proxy Statement under the caption “Proposal No. 4 – Approval of an Amendment to our 2018 Equity Incentive Plan to Increase the Number of Shares of the Company’s Common Stock Authorized for Issuance Thereunder from 6,000,000 Shares to 14,000,000 Shares,” and is incorporated herein by reference. This description is qualified in its entirety by the terms and conditions of the 2018 Plan, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 8, 2020, the Company held the Annual Meeting virtually, via live webcast. At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s Proxy Statement. At the Annual Meeting, 113,543,749 shares, or approximately 89.5% of all shares of the Company’s common stock outstanding as of the record date, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter:

•	Proposal 1: a proposal to elect Iain Dukes, D. Phil., Maria Fardis, Ph.D., MBA, Athena Countouriotis, M.D., Ryan Maynard, Merrill A. McPeak, Wayne P. Rothbaum and Michael Weiser, M.D., Ph.D. to the Board to serve as directors until the Company’s 2021 Annual Meeting of stockholders;

•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

•	Proposal 3: a proposal to approve, on a non-binding advisory basis, of the frequency of the Company’s future votes on the compensation of the Company’s named executive officers;

•	Proposal 4: a proposal to approve the 2018 Plan Amendment;

•	Proposal 5: a proposal to approve the ESPP; and

•	Proposal 6: a proposal to ratify Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Voting Results

Proposal 1: Iain Dukes, D. Phil., Maria Fardis, Ph.D., MBA, Athena Countouriotis, M.D., Ryan Maynard, Merrill A. McPeak, Wayne P. Rothbaum and Michael Weiser, M.D., Ph.D. were elected as directors on the following vote:

•	Dr. Dukes was elected with 96,716,031 “FOR” votes and 3,738,475 “WITHHELD” votes;

•	Dr. Fardis was elected with 99,882,234 “FOR” votes and 572,272 “WITHHELD” votes;

•	Dr. Countouriotis was elected with 79,521,905 “FOR” votes and 20,932,601 “WITHHELD” votes;

•	Mr. Maynard was elected with 99,618,427 “FOR” votes and 836,079 “WITHHELD” votes;

•	General McPeak was elected with 97,832,620 “FOR” votes and 2,621,886 “WITHHELD” votes;

•	Mr. Rothbaum was elected with 99,562,933 “FOR” votes and 891,573 “WITHHELD” votes; and

•	Dr. Weiser was elected with 99,250,359 “FOR” votes and 1,204,147 “WITHHELD” votes.

In addition, there were 13,089,243 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 98,602,069 “FOR” votes, 1,194,391 “AGAINST” votes and 658,046 “ABSTAIN” votes. There were 13,089,243 broker non-votes in connection with this proposal.

Proposal 3: The Company’s stockholders voted to approve that an advisory vote on the compensation of the Company’s named executive officers be held on an annual basis, in accordance with the Board’s recommendation. The results for this proposal were as follows: 99,649,073 “FOR” votes, 312,596 “AGAINST” votes and 492,837“ABSTAIN” votes. There were 13,089,243 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 98,412,120 “FOR” votes, 1,632,743 “AGAINST” votes and 409,643 “ABSTAIN” votes. There were 13,089,243 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 100,019,760 “FOR” votes, 67,957 “AGAINST” votes and 366,789 “ABSTAIN” votes. There were 13,089,243 broker non-votes in connection with this proposal.

Proposal 6: This proposal was approved with 112,892,456 “FOR” votes, 155,272 “AGAINST” votes and 496,021 “ABSTAIN” votes. There were 0 broker non-votes in connection with this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Iovance Biotherapeutics, Inc. 2020 Employee Stock Purchase Plan.
10.2	Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2020	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer